  KBW 2011 Boston Bank Conference
 March 1-2, 2011

Forward Looking Statements
■ This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the
 Company may experience increases in the default rates on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company may not continue to benefit from strong recovery efforts on previously securitized loans resulting in improved yields on these assets; (5) the
 Company could have adverse legal actions of a material nature; (6) the Company may face competitive loss of customers; (7) the Company may be unable to manage its expense levels; (8) the Company may have difficulty retaining key employees; (9) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (10) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (11) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (12) the Company may experience difficulties growing loan and deposit balances; (13) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (14) continued
 deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; and (15) the effects of the Wall
 Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the Uniited
 States Congress.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company
 undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

■ Total Assets      $2.6 bil
■ Branches      68
■ FTE      805
■ Market Cap     $550 mil
■ Institutional Ownership   65%
■ Average Daily Volume   $2.2 mil
 Date: February 3, 2011

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized
Markets
■ Solid Distribution Network
■ Stable Geographic Markets
■ Disciplined Competition
Performance
■ Strong Net Interest Margin
■ Strong NIM Management
■ Strong Fee income
■ Ability to control expenses
Growth
■ Liquidity to grow
■ Ability to grow share in market
■ Opportunity to grow into new markets
Management

City Holding Company:
■ Markets: Operates an extremely strong
 retail/commercial franchise in stable markets with
 disciplined competition
■ Asset Quality: Strong compared to peers and City’s
 management has recognized and dealt with issues
■ Performance: Has Consistently outperformed
 peers with respect to earnings, capital, and liquidity
■ Growth: Growing and succeeding in slow-growth
 stable markets with targeted expansion into new
 markets

1st Branch Share & 9% Deposit Share
in Huntington WV/Ashland KY MSA
$4.2Billion
1st Branch Share & 10% Deposit Share
in WV’s largest market; $5.7B
1st & 27% Deposit Share
$1.9 Billion
2ndBranch Share & 8% Deposit
Share in Morgan, Berkeley
& Jefferson Co. WV
$2.1Billion
Key Markets

Liabilities: Low Cost and stable
deposits drives profitability
Data: December 31, 2010

Net Interest Margin
Strong NIM driven by solid core deposit
franchise & strong NIM management

Strong Deposit Franchise drives top
decile Non-Interest Revenue:
24%
76%
63%
*As of December 31, 2009. Non-
interest income excludes other than
temporary impairment losses and
VISA IPO gain
Sample of 295 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2009, excluding investment
gains/losses
94th percentile

City’s Deposit Franchise:
■ City’s Non-Interest Income represents 36% of total
 revenues
■ CHCO Ave Deposits/Branch    $32 MM
■ Peer Ave Deposits/Branch    $41 MM

■ Average Depository Hhlds/Branch    2,200
■ Industry Ave. Hhlds per Branch*    1,220
 As compared to other $2.6B banks, City has more
 branches and in each of these branches, more
 households than larger branches, resulting in City’s
 exceptionally strong retail deposit franchise.
* FIS

Real-time Processing Implementation
■ May 12, 2010: Implemented “Passport”
 software providing “real-time” posting of
 debits/credits intra-day
Regulation E Time-Line
■ April 1, 2010: Began Communication Effort
 regarding Regulation E
■ 49% of customers made election prior to
 implementation
■ Implementation: August 14th
■ Additional 4% of customers have made
 election post-implementation

Regulation E
■ Customers who have NEVER overdrawn their account:
 ◆ Response Rate:     37%
 ◆ Opt-In / Opt-Out / Force-out: 26% / 11% / 63%
■ Customers who HAVE overdrawn their account:
 ◆ Response Rate:      86%
 ◆ Opt-In/ Opt-Out / Force-out: 75% / 11% / 14%
■ Bottom Line Impact on Service Charges
 4th Quarter 2009 $11.6 million
 4th Quarter 2010 $9.6 million
 Decrease:  $2.0 million   (17.23%)

Asset Quality: a function of culture
and market
• City’s Loans are 60% Retail/40% Commercial
• City’s market area tends to be more stable
• Real Estate prices in City’s market area have
 been relatively stable
• City’s Past-due loan trends are stable
• City’s non-performing asset levels are
 stronger than peers
• City has been aggressive about charging
 down non-performing loans

Conservative Loan Portfolio Mix
Loan to Deposits 85.9%
Loan to Deposits 86.5%
Sample of 296 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2009
As of December 31, 2010

Retail Loan Facts:
•Residential RE are 1,3,5 and 10 Yr ARMs
•No Sub-prime, Interest-only, Option Adjustable
•Home Equity loans include LOCs, fixed amortizing
loans, non-purchase adjustable loans
•65% of Home Equity Loans are 1st Lien Position
•66% of Home Equity Loans have a LTV < 80%.
•Ave Loan Balance for Residential RE is $78,000
•Ave Loan Balance for Home Equity loans is $35,000

Stable Past-Due Loans (30+ days)
Past-due loans trends are stable and reflect better
economics in City’s core markets

NPA’s to Loans & OREO

41%
39%

Commercial
$2.9MM
Net Charge-offs: 2010

Other 45%
Retail Charge-offs: 2010

Greenbrier Resort Speculative
Properties - 12/31/10
Original Loan Balances    $ 11.0 MM
Current Loan Book Balance net of reserves $ 0.9 MM
OREO after Charge-off’s     $ 5.6 MM
On-Balance Sheet:      $ 6.5 MM
       (59% of orig loan)
Sale of $1.7MM in 1st Quarter 2011

CHCO consistently strong performance:
	2005	2006	2007	2008	2009	2010	2010 Peers** Median
Reported ROA	2.09%	2.11%	2.03%	1.12%	1.63%	1.40%	0.88% - 95th %ile
ROTE	22.3%	22.4%	21.0%	11.4%	18.0%	15.1%	12.2% - 75th %ile
Tangible Common Equity/TA	9.5%	10.1%	9.7%	8.83%	9.78%	10.01%	9.19% - 85th %ile
NIM	4.49%	4.56%	4.34%	4.64%	4.18%	4.06%	3.98%- 55th %ile
Efficiency Ratio	46.7%	44.5%	45.9%	46.3%	50.0%	51.6%	58.9% - 95th %ile
Non-Int Rev/Total Rev*	34%	34%	34%	36%	37.9%	36.3%	28.3% -100th %ile
* Non-Int Rev excludes gain on Visa IPO; Securities Losses
•** Peer Group of 19 Regional Banks of comparable size & geography

GROWTH: CHCO is positioned
to achieve “reasonable growth”
in its core franchise:
■ Commercial
■ Retail
■ Insurance
■ Trust & Investment Management

Deposit Growth Opportunity:
CHCO has many small deposit
relationships; peers tend to have larger
commercial & public deposits
	Branches	Deposits	Deposits/Branch
CHCO	67	$ 2.2 B	$33 million
BBT	36	$ 3.3 B	$92 million
JPM	20	$ 1.2 B	$60 million
UBSI	20	$ 1.2 B	$60 million
HBAN	14	$ 0.9 B	$64 million
FITB	10	$ 0.4 B	$40 million
Includes branches within 5 miles of City Branch
Source: SNL

Growth: Expanding Retail Distribution
to capture additional retail households

City Opened 4 Wal-Marts in key markets
where it had significant share:

Branch Renovations/Expansions to
meet customer demand:

Sept 2010: Expansion into
South Charleston WV has
encouraging early results

CityInsurance
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ 2008     $4.2 million
■ 2009     $5.6 million
■ 2010     $5.5 million
Strategies:
 ◆ 2007: Added Workers Compensation Dept in 2007
   Added Personal Lines Department in 2007
  Opened Beckley WV Office in 2007
 ◆ 2008: Opened Martinsburg Office in 4th Q 2008
  Opened Ashland Office in 4th Q 2008
  Acquired Nitro-based Patton Ins. Agency
    Added enhanced Med Mal Representation
 ◆ 2009: Acquired Dickens & Clark Agency
 ◆ 2010: Acquired Ripley WV Insurance Office
  Ashland KY Acquisition

Trust AUM: CAGR (04-10) of 10.4%
Grew AUM in 2008/10 despite market by taking share

CHCO: Capital Flexibility
  Tangible Common Equity at 12/31/10: 10.01%
  No TARP!!!!
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend Yield of 3.90% (as of 2/03/11)
 - Dividend Payout Ratio 55% (Analyst Est.EPS for 2010)
  Share Repurchases
 - Purchased 2.2 million shares between 2007-2010 (12.5%
 of outstanding shares at 12/31/06)
 - Driven by CHCO’s strong profitability, CHCO can
 achieve greater long-term share repurchase activity
 than peers.

Growth Per Share (12/31/04 - 12/31/10):
■ Loans Per Share:   8.2% CAGR
■ Deposits Per Share:   5.9% CAGR
■ Non-Interest Inc Per Share: 3.1% CAGR
■ Expenses Per Share:  4.3% CAGR

Implication: While CHCO operates in relatively
low growth markets, high profitability allows
share repurchases, which have driven core
earnings despite the economic environment of the
last several years

Acquisition Philosophy:
• City has historically been less acquisition
 focused than peers - acquisitions must truly
 be strategic or meaningfully accretive
• Going forward, City is likely to be more
 acquisitive than historically due to an
 increasing number of attractive
 opportunities
• City will continue to explore both FDIC and
 non-FDIC acquisitions
• City does not anticipate many FDIC-assisted
 transactions within it’s “acquisition
 footprint”

Acquisition Philosophy:
• City will actively consider acquisition of banks
 in the $100 million to $1 billion range within its
 “acquisition footprint”
• City will consider acquisition of certain under-
 performing banks larger than $1 billion in
 assets
• Future acquisitions should:
 • Increase franchise in existing markets
 • Extend franchise meaningfully into adjacent
 markets
 • Extend and balance City’s strong deposit &
 stable market franchise into new markets
 with meaningful long-term growth
 opportunities
 • Be accretive

Acquisition “Territory”:

An Experienced Management Team
 TITLE  EXPERIENCE    AGE  JOINED
■ CEO   PPLS; CHCO CFO,PHD 48  2001
■ EVP-Retail  PPLS     54  2001
■   EVP-Comm    One Valley; BB&T,CPA   60       2004
■ CFO   Public Accounting,CPA  45  2005
■ CAO/CIO  City National Bank  46  1989
■ SVP-Branches BB&T    41  2001
■ SVP- CCO  United Bankshares,CPA  36  1998
■ SVP- CRO  BB&T    54  2001
■ SVP Consumer Bank One   43  2001
■ SVP Mortgage United Bankshares  58  2004
■ SVP Trust  City National Bank  55  1985
■ SVP Insurance Rogers; Principal 40  2007
■ Treasurer  City National Bank  43  1990

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized - Top 10%
Markets
■ Solid Distribution Network - Excellent
■ Stable Geographic Markets - Yes - WV & E Kentucky
■ Disciplined Competition -  Yes - see NIM
Performance
■ Strong Net Interest Margin - Yes
■ Strong NIM Management - See Results (Floors)
■ Dependence on NII- Top Decile
■ Ability to control expenses - Top Decile Efficiency Ratio
Growth
■ Liquidity to grow - Extremely Strong
■ Ability to grow share in market - 5-mile branch share 32%;
 deposit share 14%
■ Opportunity to grow into new markets - Well Positioned
■ Management  - Experienced Team with Great Results

Pricing Metrics*:
■ Price to Book:      173%
■ Price to Tangible Book:     211%
■ Price to 2011 Projected Earnings** 14.2x
■ Dividend Yield     3.9%
■ Div Payout Ratio (First Call)**   55%
■ Tangible Capital/Tangible Assets 10.01%
■ Institutional Ownership    65%
* Based on Price of $35.07 (2/3/11)
** Based on analyst estimate of $2.47 (average of 7)
CHCO represents good value and stability

Reference Slides

Investment Portfolio at 12/31/10
	Original Cost	Other than Temporary Credit Impairment Charges (Cumm)	Unrealized Gains/ (Losses)	Carrying Value
Municipals	$ 66.1	$0	$0.3	$66.4
MBS	$267.1	$0	$7.9	$274.9
Pool Bank Trust Pfd	$ 27.1	($19.2)	($4.5)	$3.4
Single Issue Bank Trust Pfd; Bank Holding Company Pfd; Sub-debt of FI’s	$93.2	($1.7)	($1.5)	$90.1
Money Markets & Mutual Funds	$1.6	$0	$0	$1.6
Fed & FHLB Stock	$ 12.6	$0	$0	$12.6
Bank Equities	$ 10.3	($5.1)	($0.5)	$4.7

Previously Securitized Loans:

Core growth in revenues in 2003-2009 offset
lower earnings from PSL balances
	2004	2005	2006	2007	2008	2009	2010	2011 Proj
Average Balances	$83.5 MM	$42.9 MM	$22.3 MM	$10.5 MM	$5.2 MM	$3.9 MM	$1.2 MM	$0.7 MM
Rate	17.4%	26.6%	42.2%	69.1%	108%	128%	333%	200%
Gross Interest Revenue	$14.5 MM	$11.4 MM	$9.4 MM	$7.3 MM	$5.6 MM	$3.9 MM	$4.0 MM	$1.4 MM

- Purchased $600 million during 2005-2006
- Sold late 2008
- Positions CHCO for rising rates
Notional	Prime Rate	Term Date
$100MM	8%	June 2011
$100MM	7.75%	May 2011
Prime-based Floors:

CHCO is well positioned with respect to
interest rate risk:
Immediate Basis Point Change in Interest Rates	Estimated Increase or Decrease in Net Income between 1-12 months
+300 Bp	+10.9%
+200 Bp	6.2%
+100 Bp	0.9%
Data: December 31, 2010
Interest Rate Risk to Net
Interest Margin:

Interest Rate Risk Summary:
 ◆ CHCO is less dependent upon NII than its peers
 t Fee income in top 10% of peer group
 ◆ CHCO’s NIM is strong relative to peers based
 upon strong core deposit franchise
 ◆ In 4th Q of 2010, Prime-based floors will be
 worth approx. 13 bp of NIM
 ◆ In 4th Q of 2010, Previously Securitized Loans
 will be worth approx 12 bp of NIM
 ◆ CHCO is positioned to benefit from economic
 recovery and higher interest rates:
 t An increase of 300 Bp in rates would result in
 an approx increase of 30 bp of NIM